SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 26, 1999

MCB FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

California                         033-76832             68-0300300
(State or other jurisdiction       (Commission File      (IRS Employer
of incorporation)                  Number)               Identification No.)

1248 Fifth Avenue, San Rafael, California 94901
(Address of principal executive offices)

(415) 459-2265
(Registrant's telephone number)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

MCB Financial Corporation recently issued a press release regarding the appointment of Charles O. Hall to President and Chief Executive Officer of MCB Financial Corporation. See attached press release at Exhibit 99 for more information.

Item 7. Financial Statements and Exhibits

(c)   Exhibits.

      99. Press release issued by MCB Financial Corporation on
          December 18, 1998.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

MCB FINANCIAL CORPORATION
(Registrant)

Date:   January 26, 1999         /s/ Patrick E. Phelan
                                 Patrick E. Phelan
                                 Chief Financial Officer
                                 (Principal Accounting Officer and officer
                                 authorized to sign on behalf of the
                                 registrant)